EXHIBIT 32

                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the Quarterly Report of AquaCell Technologies, Inc. (the "Company") on Form 10-QSB for the second fiscal quarter ended December 31, 2003 as filed with the Securities and Exchange Commission (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          1.   The Report fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Dated: February 13, 2004          /s/ James C. Witham
                                ---------------------------------
                                Name: James C. Witham
                                Title: Chief Executive Officer


Dated: February 13, 2004          /s/ Gary S. Wolff
                                ---------------------------------
                                Name: Gary S. Wolff
                                Title: Chief Financial Officer